Chautauqua Global Growth Fund

Trading Symbols:
CCGSX – Investor Class Shares
CCGIX – Institutional Class Shares

Summary Prospectus
May 1, 2022

Before you invest, you may want to review the Chautauqua Global Growth Fund’s (the “Fund”) prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the Fund’s statement of additional information and shareholder reports, online at http://www.bairdassetmanagement.com/baird-funds/funds-and-performance#Literature. You may also obtain this information at no cost by calling 1-866-442-2473 or by sending an e-mail request to prospectus@bairdfunds.com. The Fund’s prospectus and statement of additional information, both dated May 1, 2022, are incorporated by reference into this summary prospectus.

Investment Objective
The investment objective of the Fund is to provide long‑term capital appreciation.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees
(fees paid directly from your investment)
None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Investor Class Shares	Institutional Class Shares
Management Fees	0.75%	0.75%
Distribution and Service (12b‑1) Fees	0.25%	None
Other Expenses	0.17%	0.17%
Total Annual Fund Operating Expenses	1.17%	0.92%
Less: Fee Waiver/Expense Reimbursement(1)	-0.12%	-0.12%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.05%	0.80%
(1)Robert W. Baird & Co. Incorporated (the “Advisor”) has contractually agreed to waive management fees and/or reimburse other expenses in order to limit the Fund’s total annual fund operating expenses to 1.05% of average daily net assets for the Investor Class shares and 0.80% of average daily net assets for the Institutional Class shares. The Advisor’s expense reimbursement agreement includes the fees and expenses incurred by the Fund in connection with the Fund’s investments in other investment companies (to the extent, in the aggregate, such expenses exceed 0.0049% of the Fund’s net assets) and interest expense, but excludes taxes, brokerage commissions and extraordinary expenses. If such excluded expenses were incurred, Fund expenses would be higher. The Advisor is entitled to recoup the fees waived and/or expenses reimbursed within a three‑year period from the time the expenses were incurred; provided that the aggregate amount actually paid by the Fund toward the operating expenses in any month (taking into account the recoupment) will not cause the Fund to exceed the lesser of: (1) the expense cap in place at the time of the fee waiver and/or expense reimbursement or (2) the expense cap in place at the time of the recoupment. The agreement will continue in effect at least through April 30, 2023 and may only be terminated prior to the end of this term by or with the consent of the Board of Directors.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Please note that the one-year numbers below are based on the Fund’s net expenses resulting from the fee waiver/expense reimbursement arrangement described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class Shares	$107	$360	$632	$1,410
Institutional Class Shares	$82	$281	$498	$1,120

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio.

Principal Investment Strategies
The Fund invests primarily in equity securities of both U.S. and non‑U.S. companies with medium to large market capitalizations (i.e., those typically with market capitalizations in excess of U.S. $5 billion at the time of purchase). Equity securities in which the Fund may invest include common stocks, preferred stocks, depositary shares and receipts, rights, warrants and exchange-traded funds (“ETFs”). Under normal market conditions, the Fund will invest at least 40% of its total assets at the time of purchase in non‑U.S. companies. The Fund will normally be diversified among at least three different countries, including the United States. The Fund invests in developed markets and emerging markets. In evaluating potential investments, the Advisor considers companies with growth characteristics that the Advisor believes are likely to benefit from current macro‑economic and global trends and possess sustainable competitive advantages. The Fund will normally hold a limited number (generally 35 to 45) of companies.

In determining whether a company is a U.S. or non-U.S. company, the Advisor considers a number of factors, including the company’s jurisdiction of incorporation or organization, the location of the company’s corporate or operational headquarters or principal place of business, the location of the principal trading market for the company’s common stock, the location(s) of a majority of the company’s assets or production of its goods and services, and the locations of the primary sources of the company’s revenues or profits.

The Advisor believes that environmental, social and governance (ESG) factors can have a material effect on investment returns. The Advisor seeks to understand pertinent ESG topics that are relevant to individual companies that are being considered for investment in the Fund. Examples include, but are not limited to, corporate governance structure, climate change, supply chain integrity, labor practices and human resource management. There are no universally accepted ESG factors and the Advisor will consider them at its discretion.

The Fund may invest in ETFs. For example, the Fund may invest cash temporarily in ETFs until individual securities are identified for purchase or until the Fund is able to purchase securities in a particular country or region.

The Advisor will typically sell or reduce a position to mitigate specific risk, to take advantage of better opportunities, to avoid country risks, when the Advisor believes that valuations are high relative to the changes in the company’s fundamentals, or when operational performance does not meet the Advisor’s expectations.

Principal Risks
Please be aware that you may lose money by investing in the Fund. The following is a summary description of certain risks of investing in the Fund.

Stock Market Risks
Stock prices vary and may fall, thus reducing the value of the Fund’s investments. Certain stocks selected for the Fund’s portfolio may decline in value more than the overall stock market. U.S. and international markets have experienced price volatility in recent months and years. Continuing market volatility may have adverse effects on the Fund.

Growth-Style Investing Risks
Because the Fund focuses on growth-style stocks, its performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a different investment style. Growth stocks are often characterized by high price-to-earnings ratios, which may be more volatile than stocks with lower price-to-earnings ratios. .

Limited Holdings Risks
Although it is diversified, the Fund may invest a relatively high percentage of assets in a focused number of issuers, which may result in increased volatility.

Management Risks
The Advisor’s judgments about the attractiveness, value and potential appreciation of particular companies’ stocks may prove to be incorrect. Such errors could result in a negative return to the Fund and a loss to you.

Equity Securities Risks
Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This change may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests.

Common Stock Risks
Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Holders of common stocks are generally subject to greater risk than holders of preferred stocks and debt obligations of the same issuer because common stockholders generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders and other creditors.

Currency Risks
The value of foreign investments held by the Fund may be significantly affected by changes in foreign currency exchange rates. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that foreign currency loses value because it is worth fewer U.S. dollars. The foreign currency exchange market can be highly volatile for a variety of reasons. For example, changes in monetary policy, macro-economic factors, currency conversion expenses, restrictions, exchange control regulation, devaluation and political developments may have a significant impact on the value of any investments denominated in that currency.

Medium to Large Capitalization Risks

Stocks of companies with certain market capitalization may perform differently from the equities markets generally. The Fund’s investments will focus on companies with medium to large market capitalizations. At times, medium capitalization and large capitalization stocks may underperform as compared to small capitalization stocks, and vice versa. Larger, more established companies may be unable to respond to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Moreover, mid capitalization stocks may perform differently from large capitalization stocks, as medium capitalization stocks may be less liquid and more volatile than large capitalization stocks.

Foreign Securities Risks
Securities of foreign issuers and ADRs are subject to certain inherent risks, such as political or economic instability of the country of issue and government policies, tax rates, withholding of foreign taxes, prevailing interest rates and credit conditions that may differ from those affecting domestic corporations. Securities of foreign issuers and ADRs may also be subject to currency fluctuations and controls and greater fluctuation in price than the securities of domestic corporations. Foreign companies generally are subject to different auditing and financial reporting standards than those applicable to domestic companies.

Emerging Market Risks
Investments in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization, and regulatory oversight can be less than in more developed markets. Emerging market economies can be subject to greater social, economic, regulatory, and political uncertainties, including interruptions in trading. All of these factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

Region, Country, Sector Risks
The Fund may invest a higher percentage of its total assets in a particular country, region or sector of international markets, which may have a significant impact on the Fund’s overall portfolio.

ETF Risks
You will indirectly bear fees and expenses charged by the ETFs in which the Fund invests, in addition to the Fund’s direct fees and expenses. Accordingly, your cost of investing in the Fund will generally be higher than the cost of investing directly in the ETF. The market price of ETF shares may trade at a discount to their net asset value or an active trading market for ETF shares may not develop or be maintained. ETFs in which the Fund invests typically will not be able to replicate exactly the performance of the underlying assets they track.

Valuation Risks
The prices provided by the Fund’s pricing services or independent dealers or the fair value determinations made by the valuation committee of the Advisor may be different from the prices used by other mutual funds or from the prices at which securities are actually bought or sold. The prices of certain securities provided by pricing services may be subject to frequent and significant change, and will vary depending on the information that is available.

ESG Considerations Risk
Consideration of ESG factors in the investment process may cause the Advisor to forgo opportunities to invest in certain companies or to gain exposure to certain industries or regions and, therefore, carries the risk that, under certain market conditions, the Fund may underperform funds that do not consider such factors.

Cybersecurity Risk
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Recent Market Events
Russia’s invasion of Ukraine has heightened global geopolitical tensions, resulting in an elevated risk environment and increased volatility in asset prices and the global economy. Measures of inflation have increased to levels not experienced in forty years. Uncertainty regarding the speed and magnitude of interest rate increases, and the ability of the Federal Reserve to successfully control inflation without causing a recession, may negatively impact asset prices and increase market volatility. The ongoing coronavirus (COVID-19) pandemic presents global health concerns and a continued risk to the global economy. The U.S. will hold a mid-term election later in 2022. The financial markets may experience periods of heightened volatility as investors assess the impact of the election outcome and potential policy changes. It is possible that these or other geopolitical events could have an adverse effect on the Fund’s performance.

Performance
The performance information presented below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year and since inception period compare with those of a broad measure of market performance. Past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.bairdfunds.com or by calling the Fund toll-free at 1-866-442-2473.

Calendar Year Returns for Institutional Class Shares

Best quarter:	2nd quarter 2020	24.11%
Worst quarter:	4th quarter 2018	-18.81%

Average Annual Total Returns as of December 31, 2021
	1 Year	5 Year	Since Inception 4/15/16
Institutional Class
Return Before Taxes	12.93%	18.96%	16.60%
Return After Taxes on Distributions	12.85%	18.48%	16.18%
Return After Taxes on Distributions and Sale of Fund Shares	7.74%	15.27%	13.40%
Investor Class
Return Before Taxes	12.64%	18.70%	16.35%
MSCI ACWI Index (reflects no deductions for fees, expenses or taxes)	18.54%	14.40%	13.66%

After‑tax returns are shown only for Institutional Class shares, and the after‑tax returns for Investor Class shares will vary. After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after‑tax returns depend on your tax situation and may differ from those shown. After‑tax returns are not relevant if you hold your shares through a tax‑deferred or other tax-advantaged account, such as a 401(k) plan or an individual retirement account.

Investment Advisor
Robert W. Baird & Co. Incorporated is the Fund’s investment advisor.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Brian Beitner, CFA	2016	Portfolio Manager of the Fund, Partner of the Advisor’s Chautauqua Capital Management Division, and Managing Director of the Advisor
Jesse A. Flores, CFA	2020	Portfolio Manager of the Fund, Partner of the Advisor’s Chautauqua Capital Management Division, and Director of the Advisor
Haicheng Li, CFA	2020	Portfolio Manager of the Fund, Managing Partner of the Advisor’s Chautauqua Capital Management Division, and Director of the Advisor
Nathaniel R. Velarde	2020	Portfolio Manager of the Fund, Partner of the Advisor’s Chautauqua Capital Management Division, and Director of the Advisor

Purchase and Sale of Fund Shares
You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (the “NYSE”) is open by written request via mail (Baird Funds, Inc. c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701) or overnight delivery (Baird Funds, Inc. c/o U.S. Bank Global Fund Services, 615 E. Michigan Street, Third Floor, Milwaukee, WI 53202), by wire transfer, by telephone at 1‑866‑442-2473, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

The minimum initial and subsequent investment amounts are shown below, although the Fund may reduce or waive them in some cases in its discretion.

	Initial Purchase	Subsequent Purchases
Investor Class	$1,000 – Individual Retirement Accounts (Traditional/Roth/SIMPLE/SEP IRAs)	$100
	$2,500 – All Other Accounts	$100
Institutional Class	$10,000 – All Account Types	No minimum

Tax Information
The Fund’s distributions may be subject to federal income tax and may be taxed as ordinary income or long-term capital gains unless you are investing through a tax-deferred arrangements or other tax-advantaged arrangements, such as a 401(k) plan or an individual retirement account (“IRA”). You may be taxed later upon the withdrawal of monies from such tax-deferred or other tax-advantaged arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. In addition, some broker-dealers may regard Institutional Class shares of the Fund as “clean” shares and will charge you a commission on the purchase of such shares. Ask your salesperson or visit your financial intermediary’s website for more information.